UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  May 29, 2018 (May 22, 2018)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On May 22, 2018, the Board of Directors (the “Board”) of ServiceMaster Global Holdings, Inc. (“ServiceMaster” or the “Company”) expanded it directorships by one and appointed Steven B. Hochhauser, 57, as a member of the Board to fill the vacancy created by the expansion, all to be effective as of June 1, 2018.  Mr. Hochhauser will serve as a Class II Director, where his initial term will expire at the Company’s 2019 annual stockholders meeting.  Mr. Hochhauser previously served as Interim President of American Home Shield from March 26 until May 15, 2018. The Board determined, after considering all of the relevant facts and circumstances, that Mr. Hochhauser is “independent” as defined under NYSE listing standards.

No arrangements exist between the Company and Mr. Hochhauser or any other person pursuant to which he was selected as a director.  Mr. Hochhauser earned a fee of $250,000 for serving as Interim President of American Home Shield; there are no other transactions in which Mr. Hochhauser has an interest requiring disclosure under Item 404(a) of SEC Regulation S-K.

Mr. Hochhauser will be entitled to participate in the Company’s publicly disclosed director compensation plans, pursuant to which he will receive an annual retainer on the same terms as the Company’s other non-employee directors.  Such director compensation plans are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 21, 2018 under “The Board of Directors and Corporate Governance— Director Compensation.”  In addition to the disclosures in the Company’s Proxy Statement, effective with any equity awards granted after March 22, 2018 to directors, the equity awards shall be issued in shares of common stock (rather than restricted stock) of the Company, which a director may elect to defer to a future date.

In connection with this announcement, ServiceMaster issued a press release on May 29, 2018, a copy of which is being furnished hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

99.1	Press Release of ServiceMaster Global Holdings, Inc. issued May 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C
SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

May 29, 2018	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of ServiceMaster Global Holdings, Inc. issued May 29, 2018.